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                                                                    Exhibit 10.8

                              SunTrust Banks, Inc.
                             Deferral Plan Committee
                                December 31, 2001

                           Amendment Number One to the
                     SunTrust Banks, Inc. 401(k) Excess Plan
                     Amended and Restated as of July 1, 1999


     WHEREAS, SunTrust Banks, Inc. (the "Corporation") has adopted and currently sponsors the SunTrust Banks, Inc. 401(k) Excess Plan, as amended and restated effective July 1, 1999 (the "Excess Plan"); and

     WHEREAS, the Compensation Committee of the Corporation's Board of Directors has sole discretionary authority pursuant to Section 8.1 of the Excess Plan for the operation, interpretation and administration of the Excess Plan and is authorized and empowered pursuant to Section 9.8 to amend or terminate the Excess Plan; and

     WHEREAS, the Compensation Committee pursuant to paragraph 8.1.5 of the Excess Plan has delegated authority to the Deferral Plan Committee serving under the SunTrust Banks, Inc. Deferred Compensation Plan from time to time to handle the day-to-day administration of the Excess Plan and to make such determinations and to adopt such forms and rules and regulations as the Deferral Plan Committee may deem necessary or appropriate to carry out the administrative duties of the Compensation Committee; and

     WHEREAS, the Deferral Plan Committee has determined that the Excess Plan should be amended to reflect certain benefit administrative changes occurring in 2002.

     NOW THEREFORE, BE IT RESOLVED That Amendment Number One to the Excess Plan, as set forth in the attached Exhibit 1, is adopted effective January 1, 2002.

     IN WITNESS WHEREOF, the Deferral Plan Committee has caused this Amendment Number One to be executed by its duly authorized member.

     EXECUTED this 31/st/ day of December, 2001.

DEFERRAL PLAN COMMITTEE                           ATTEST

By:    /s/ Mary S. Harrell                 By:    /s/ Margaret U. Hodgson
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Title: First V. P., SunTrust Banks, Inc.   Title: Assistant Corporate Secretary
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                                    Exhibit 1
                           AMENDMENT NUMBER ONE TO THE
                     SUNTRUST BANKS, INC. 401(k) EXCESS PLAN
                 AS AMENDED AND RESTATED EFFECTIVE JULY 1, 1999

     The SunTrust Banks, Inc. 401(k) Excess Plan, as amended and restated effective July 1, 1999, is amended as set forth below, effective as of January 1, 2002.

1. The introductory paragraph of paragraph 2.1 is amended to read as follows to reflect a change in the deferral rate for the Excess Plan:

   2.1    Election. An Eligible Employee who wishes to become a Participant in
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          this Excess Plan must file an initial Deferral Election Form on or before the Election Date, designating the amount of elective contribution to be made to his Account for the Plan Year, which shall be expressed as a whole percentage of his Eligible Compensation (between one percent (1%) and fifteen percent (15%) unless otherwise
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          announced by the Compensation Committee). If an Eligible Employee
          fails to designate a contribution rate, his contribution rate hereunder shall be the same rate he has elected under the 401(k) Plan as of the Election Date.

2.   Paragraph 3.5 is amended to read as follows:

   3.5    Matching Contributions made after June 30, 1999. That portion of a
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          Participant's Account attributable to Employer matching contributions made after June 30, 1999 shall be deemed at all times to be invested in Employer Stock, except as provided in paragraph 4.3 for Employer
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          matching contributions that are tentatively credited to a
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          Participant's Account.
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3.   Paragraph 4.3 of the Excess Plan is amended to read as follows to reflect a change in the matching contributions under the Excess Plan:

          Matching Contributions. Subject to the compensation limits set forth
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          in paragraph 2.3, each Participant's Account shall be credited with
          Employer matching contributions based on the rate of Matching Contribution in effect under the 401(k) Plan at the relevant time and the amount of Eligible Compensation that is deferred under this Excess Plan in accordance with the Participant's Deferral Election Form and
                                                                           ---
          subject to adjustments by the Committee. Matching contributions under
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          this Plan shall be credited to Participants' Accounts as of the dates
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          that Matching Contributions are made to the 401(k) Plan or such other
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          times as the Compensation Committee may determine in its sole
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          discretion. For any Plan Year beginning on and after January 1, 2002,
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          the Committee may determine in its sole discretion that Employer
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          matching contributions for the Plan Year under this Plan shall be
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          subject to a year-end or more frequent adjustment process. For any
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          such year in which the adjustment process is in effect, matching
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          contributions under this Plan shall be tentatively credited to
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          Participants' Accounts and shall be deemed to be invested in a money
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          market fund or other Investment Fund selected by the Committee that
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          provides fixed earnings until the adjustment process is complete. At
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          the end of the Plan Year or other more frequent adjustment interval,
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          the Compensation Committee, in its sole and complete discretion, may
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          reduce matching contributions for any Participant whose matching
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          contributions exceed the maximum permissible amount determined by the
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          Committee for the Plan Year or other interval and may allocate
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          additional matching contributions to each Participant who does not
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          receive the maximum permissible amount of matching contribution under
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          this Plan for the Plan Year or other interval. When the adjustment
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          process is complete, the matching contributions as adjusted (which
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          adjustment may be zero) shall be credited to Participants' Accounts
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          and then deemed to be invested in Employer Stock. Any excess matching
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          contributions shall be deemed a forfeiture.
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4.   Paragraph 5.1 is amended to read as follows:

   5.1    Generally. Except as provided in paragraph 4.3 with respect to excess
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          matching contributions which are deemed a forfeiture and in paragraph
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          5.2, a Participant's interest in his benefit under the Excess Plan is one hundred percent (100%) vested and nonforfeitable at all times.